POWER OF ATTORNEY

      Known all men by these presents that HUGH L. BOYT constitutes and appoints
R. GRAHAM WHALING, GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/ HUGH L. BOYT
                                          HUGH L. BOYT

                                POWER OF ATTORNEY

      Known all men by these presents that CRAIG HUFF constitutes and appoints
R. GRAHAM WHALING, GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/CRAIG HUFF
                                             Craig Huff

                                POWER OF ATTORNEY

      Known all men by these presents that MICHAEL A. MORPHY constitutes and appoints R. GRAHAM WHALING, GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/MICHAEL A. MORPHY
                                             Michael A. Morphy

                                POWER OF ATTORNEY

      Known all men by these presents that JAMES L. PAYNE constitutes and appoints R. GRAHAM WHALING, GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/JAMES L. PAYNE
                                             James L. Payne

                                POWER OF ATTORNEY

      Known all men by these presents that ROBERT J. WASIELEWSKI constitutes and appoints R. GRAHAM WHALING, GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/ROBERT J. WASIELEWSKI
                                             Robert J. Wasielewski

                                POWER OF ATTORNEY

      Known all men by these presents that R. GRAHAM WHALING constitutes and appoints GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/R. GRAHAM WHALING
                                             R. Graham Whaling

                                POWER OF ATTORNEY

      Known all men by these presents that ROBERT F. VAGT constitutes and appoints R. GRAHAM WHALING, GERALD R. CARMAN and TERRY L. ANDERSON and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of MONTEREY RESOURCES, INC. for the fiscal year ended December 31, 1996, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated February 20, 1997                   /s/ROBERT F. VAGT
                                             Robert F. Vagt